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[CITIZENS FIRST LOGO]                                              EXHIBIT 99.1


                                      REVOCABLE PROXY

                              CITIZENS FIRST FINANCIAL CORP.

                             SPECIAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints [________________] and [_______________]
of Citizens First Financial Corp. ("Citizens"), with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Citizens that the undersigned is entitled to vote at Citizens' Special Meeting of Stockholders (the "Meeting"), to be held on [__________], 2005, at [______________________________], at [____] [__].m.,
local time, and any and all adjournments and postponements thereof, as follows:

1. The adoption of the Agreement and Plan of Merger, dated as of November 7, 2004 (the "Merger Agreement"), among Main Street Trust, Inc., Citizens First Financial Corp. and Citizens Acquisition LLC and the approval transactions it contemplates

                      / / FOR  / / AGAINST  / / ABSTAIN

          The Board of Directors recommends a vote "FOR" adoption of the Merger Agreement and the approval of the transactions it contemplates.

2. The approval to adjourn the Meeting in the event that an insufficient number of shares is present in person or by proxy to adopt the Merger Agreement and approve the transactions it contemplates to permit further solicitation

                       / / FOR  / / AGAINST  / / ABSTAIN

3. In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

              (continued and to be signed on the reverse side)

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     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT AND THE APPROVAL OF THE TRANSACTIONS IT CONTEMPLATES. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Citizens at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Citizens at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from Citizens, prior to the execution of this proxy, of Notice of the Special Meeting and a Proxy Statement-Prospectus.

     Date:______________________, 2005        ________________________________
                                              PRINT NAME OF SHAREHOLDER

                                              ________________________________
                                              SIGNATURE OF SHAREHOLDER

                                              ________________________________
                                              PRINT NAME OF SHAREHOLDER

                                              ________________________________
                                              SIGNATURE OF SHAREHOLDER

                                 Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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                 PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
               THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
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